SUPPLEMENT TO THE CLASS R6 PROSPECTUS
 OF WELLS FARGO SMALL TO MID CAP STOCK FUNDS
 For the Wells Fargo Small Cap Opportunities Fund (the "Fund")

At a meeting held on February 27-28, 2018, the Board of Trustees of the Wells Fargo Funds Trust ("Funds Trust") approved Wells Capital Management Incorporated ("Wells Capital Management") as sub-adviser to the Fund.
At a Special Meeting of Shareholders held on June 22, 2018, shareholders of the Fund approved a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") among Funds Trust, on behalf of the Fund, Wells Fargo Funds Management, LLC, the investment manager to the Fund, and Wells Capital Management so that Wells Capital Management may serve as sub-adviser to the Fund.
Following Shareholder approval of the New Sub-Advisory Agreement, the Fund changes outlined in a supplement to the Fund's prospectuses and summary prospectuses dated March 2, 2018 will become effective on June 27, 2018.

The Fund's expense cap will be lowered. Accordingly, the tables in the sections entitled "Fund Summary - Fees and Expenses" and "Fund Summary - Example of Expenses" will be deleted and replaced with the following, respectively:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.07%
Total Annual Fund Operating Expenses	0.65%
Fee Waivers	(0.08)%
Total Annual Fund Operating Expenses After Fee Waivers[2]	0.57%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2.

The Manager has contractually committed through July 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waivers at 0.50% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the expense cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

After:
1 Year	$58
3 Years	$200
5 Years	$354
10 Years	$803
June 27, 2018	SC6A068/P207SP2